Exhibit 24

POWER OF ATTORNEY

(Re: Huntington Bancshares Incorporated 2024 Long-Term Incentive Plan)

Each director and officer of Huntington Bancshares Incorporated (the “Corporation”), whose signature appears below hereby appoints Marcy C. Hingst, Stephen D. Steinour, and Zachary Wasserman, or any of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation’s Registration Statement on Form S-8 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, up to 38,800,000 shares of the common stock of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the common stock of the Corporation generally) in connection with the Corporation’s 2024 Long-Term Incentive Plan, and likewise to sign and file any amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as any of the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of April 24, 2024.

DIRECTORS/OFFICERS:
Signature / Title

/s/ Stephen D. Steinour
Stephen D. Steinour Chairman, President, Chief Executive Officer, and Director (Principal Executive Officer)

/s/ Zachary Wasserman
Zachary Wasserman Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Nancy E. Maloney
Nancy E. Maloney Executive Vice President and Controller (Principal Accounting Officer)

/s/ Alanna Y. Cotton
Alanna Y. Cotton
Director

/s/ Ann B. Crane
Ann B. Crane
Director

/s/ Gina D. France
Gina D. France
Director

/s/ Rafael Andres Diaz-Granados
Rafael Andres Diaz-Granados
Director

/s/ J. Michael Hochschwender
J. Michael Hochschwender
Director

/s/ John C. Inglis
John C. Inglis
Director

/s/ Richard H. King
Richard H. King
Director

/s/ Katherine M.A. Kline
Katherine M.A. Kline
Director

/s/ Richard W. Neu
Richard W. Neu
Director

/s/ Kenneth J. Phelan
Kenneth J. Phelan
Director

/s/ David L. Porteous
David L. Porteous
Director

/s/ Teresa H. Shea
Teresa H. Shea
Director

/s/ Roger J. Sit
Roger J. Sit
Director

/s/ Jeffrey L. Tate
Jeffrey L. Tate
Director

/s/ Gary Torgow
Gary Torgow
Director